                                                                    EXHIBIT 10.3



                         AOL ADVERTISING INSERTION ORDER

Contract #:
           ---------------------------------
AOL Salesperson:                                [ ] Credit approval received
                 ---------------------------
Sales Coordinator:
                  --------------------------

Date: 06/30/99 (the "Effective Date")



=========================================================================================
                                   ADVERTISER ("ADVERTISER")          ADVERTISING AGENCY
=========================================================================================
        Contact Person                  Jeanette Slepian
-----------------------------------------------------------------------------------------
         Company Name                        800.com
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       Address - Line 1                  1516 NW Thurman
-----------------------------------------------------------------------------------------
       Address - Line 2              Portland, Oregon 97209
-----------------------------------------------------------------------------------------
            Phone #                       503-944-3640
-----------------------------------------------------------------------------------------
             Fax #                        503-944-3690
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           SIC Code
-----------------------------------------------------------------------------------------
    Advertiser IAB Category
-----------------------------------------------------------------------------------------


=========================================================================================
                                     BILLING INFORMATION
=========================================================================================
 Send Invoices to (choose one)           [X] ADVERTISER                       [ ]
-----------------------------------------------------------------------------------------
 Advertiser or Agency Billing

        Contact Person
-----------------------------------------------------------------------------------------
         Company Name
-----------------------------------------------------------------------------------------
   Billing Address - Line 1
-----------------------------------------------------------------------------------------
   Billing Address - Line 2
-----------------------------------------------------------------------------------------
        Billing Phone #
-----------------------------------------------------------------------------------------
     Billing Email Address
-----------------------------------------------------------------------------------------
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                                                                          PAGE 1

-----------------------------------------------------------------------------------------
     P.O. #, if applicable
-----------------------------------------------------------------------------------------
BILLING & PAYMENT SCHEDULE (SELECT ONE):

[ ] If total payment due is less than or equal [ * ] and the Bank is new to America Online, Inc. ("AOL"), payment is due upon signing* and must be received by AOL prior to ad flight.

[ ] If total payment due is greater than [ * ], a Bank new to AOL must have a favorable D&B credit rating (as determined by AOL). If the new Bank does not receive a favorable credit rating or no D&B credit rating is available, payment is due* in advance of display start date.

[ ] Given a favorable credit rating for a new Bank or a positive payment history for a current Bank, invoices will be due monthly commencing on the display start date, due net 30. A current Bank with invoices past due to AOL must pay outstanding debts prior to new display start date.

[X]         As set forth on Exhibit A attached hereto.

* PAYMENT INFORMATION IF PAYMENT IS DUE TO AOL UPON SIGNING OR PRIOR TO DISPLAY
START DATE (SELECT ONE):

[ ]         Payment due is greater than or equal to [ * ], please wire funds to:
            [ * ].

[ ]         Payment due is less than [ * ], please mail checks to: America
            Online, Inc., Attn: Accounts Receivable, General Post Office, P.O.
            Box 5696, New York, NY 10087-5696.

All amounts not paid when due and payable will bear interest from the due date at the prime rate in effect at such time. In the event of nonpayment, AOL reserves the right to immediately terminate this Insertion Order Agreement with written notice to Advertiser.
-----------------------------------------------------------------------------------------


-----------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

-----------------------------------------------------------------------------------------------
Inventory Type (choose one): [ ]  AOL Service only   [ ]  AOL Affiliate only (e.g. AOL.com)
                             [ ]  AOL Service & AOL
                                  Affiliate
-----------------------------------------------------------------------------------------------

===============================================================================================
                                         AOL SERVICE
===============================================================================================
       AOL Service        Display    Display               # of Ad
 Inventory/Demographic*    Start       Stop     Ad Type     Slots      Total Gross     Total
        Purchased           Date       Date               Purchased       Price     Impressions
-----------------------------------------------------------------------------------------------
See attached Exhibit F
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
          TOTAL
-----------------------------------------------------------------------------------------------
* Attach completed AOL Demographic                                       TOTALS:
        Profile Worksheet
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                            ARTWORK REQUIRED FROM ADVERTISER/AGENCY:

[ ] 23x60 IAB Standard/10k Max         [ ] 145x30 Old Standard/10k Max    [ ] 120x60 Shopping/10k Max

[ ] 175x45 Chat/Mail in-box/10k Max    [ ] 197x40 PF Area/10k Max         [ ] Special _____

                                          * STATIC BANNERS ONLY, NO ANIMATION*

Linking URL:  The HTTP/URL address to be connected to the Advertisement shall be:
HTTP:_______________ (the "Affiliated Advertiser Site").  Advertiser shall be responsible for any hosting or communication costs associated with the Affiliated Advertiser Site.

                            PLEASE SEND ARTWORK AND URL TO (CHOOSE ONE):

               [ ]     AOLARTWEST@aol.com          [ ]    AOLARTEAST@aol.com
                       ------------------                 ------------------

    AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Advertisement.
-----------------------------------------------------------------------------------------------

=================================================================================================
                                    AOL AFFILIATE (E.G. AOL.COM)
=================================================================================================
       AOL Service        Display    Display               # of Ad
 Inventory/Demographic*    Start       Stop     Ad Type     Slots      Total Gross     Total
        Purchased           Date       Date               Purchased       Price     Impressions
-------------------------------------------------------------------------------------------------
AOL.com:
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Subtotal
-------------------------------------------------------------------------------------------------

Digital City:
-------------------------------------------------------------------------------------------------
          Subtotal
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
CompuServe Service:
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Subtotal
-------------------------------------------------------------------------------------------------
* See attached package description for                                      TOTALS:
   any AOL.com package purchases
-------------------------------------------------------------------------------------------------
* Attach completed AOL Demographic
        Profile Worksheet
-------------------------------------------------------------------------------------------------

        All necessary artwork and active URL's must be provided by advertiser 3 business days prior to start date.

                             ARTWORK REQUIRED FROM ADVERTISER/AGENCY:

[ ]     468x60 NF Reviews, Search Terms, My News & Hometown/10k Max/animation OK
[ ]     100x70 AOL.com Home Page/3k Max/No animation           [ ]   20x60 NF Home Page/2k Max
                                                                     No animation
[ ]      120x60 Shopping/4k Max/No animation                   [ ]   234x60 NF Kids Only &
                                                                     Hometown/5k Max/animation OK
[ ]      120x60 Instant Messenger/7.5k Max/animation OK

LINKING URL: THE HTTP/URL ADDRESS TO BE CONNECTED TO THE ADVERTISEMENT SHALL BE
THE SAME ADDRESS AS THAT OF THE AFFILIATED ADVERTISER SITE.

                           PLEASE SEND ARTWORK AND URL TO (CHOOSE ONE):

                         [ ] AOLARTWEST@aol.com           [ ]AOLARTEAST@aol.com
                             ------------------              ------------------

 AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the Advertisement.
-------------------------------------------------------------------------------------------------

=================================================================================================
                                   ADVERTISING PURCHASE SUMMARY
=================================================================================================

                                   TOTAL PRICE             TOTAL IMPRESSIONS             CPM
        AOL Networks
       AOL Affiliate
    Total Purchase Price
  --Less Agency Discount--
--------------------------------------------------------------------------------------------------

                               -------------------------------------------------------------------
                               NET PURCHASE PRICE          TOTAL IMPRESSIONS
                               -------------------------------------------------------------------
                                   $ 9,907,732                    [*]
                               -------------------------------------------------------------------


PRODUCTS. The only products and/or services to be offered or promoted by Advertiser in the Advertisements within the AOL Network, or sold on the Affiliated Advertiser Site are the categories of products listed on Exhibit D attached hereto (the "Products"). Any products or services not listed on Exhibit D are subject to the provisions of Section 17 of Exhibit A.

IMPRESSIONS COMMITMENT. In the event AOL delivers the impression commitment provided for hereunder prior to the Display Stop Date, AOL may, [ * ]. Any guarantees are to impressions (as measured by AOL in accordance with its standard methodologies and protocols), not "click-throughs." In the event there is (or will be in AOL's reasonable judgment) a shortfall in impressions as of the end of a display period (a "Shortfall"), such Shortfall shall not be considered a breach of the Agreement by AOL: instead, AOL will provide Advertiser, as its sole remedy, with "make good" impressions through Run of Service advertisement placements on the AOL Service which have a total value, based on AOL's advertising rate card in effect at the time of execution of this Agreement, equal to [ * ]% of the value of the Shortfall. To the extent impressions commitments are identified without regard to specific placements, such placements will be as mutually agreed upon by AOL and Advertiser during the course of the display period. Notwithstanding the foregoing, in the event there is [ * ], AOL shall provide Advertiser as its sole remedy with makegood impressions [ * ]. AOL (and its affiliates) reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL Network at any time. In the event such modifications materially and adversely affect any specific Promotion, AOL will work with Advertiser to provide Advertiser, as its sole remedy, a comparable promotional placement [ * ]. AOL reserves the right to alter Advertiser flight dates to accommodate trafficking needs or other operational needs. In such cases, AOL will make available to Advertiser reasonably equivalent flight(s). If AOL over-delivers impressions on any screen or page within a Tier (as set forth on Exhibit F), then AOL shall be allowed to reduce its impressions commitments to the other screens or pages within that same Tier by the same amount. If AOL overdelivers total overall impressions in Tier 1 overall (as set forth on Exhibit F), then AOL shall be allowed to reduce its Tier 2 and/or Tier 3 impressions commitments by, in the aggregate, the same total


------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

percentage, up to a maximum of [ * ] percent ([ * ]%). In addition to the foregoing, during the Term hereof, subject to availability, AOL and Advertiser may mutually agree to modify the [ * ] as set forth on Exhibit F. In such event, the Parties shall mutually agree to the terms and conditions of such [ * ] (e.g., number of impressions, display start and stop date).

STANDARD TERMS AND CONDITIONS. This Insertion Order incorporates by reference AOL's standard advertising terms and conditions (the "Standard Terms") attached hereto on Exhibit G, including terms related to advertising material, payment modifications, cancellation rights, usage data, limitations of liability, disclaimers, indemnifications, use of AOL member information and miscellaneous legal terms. The Standard Ad Terms appear at keyword "Standard Ad Terms" on the U.S.-based America Online brand service and at "http://Mediaspace.aol.corrVadterms3.htmi." A hard copy of the Standard Ad Terms will be provided to advertiser upon request. Advertiser acknowledges that it has been provided an opportunity to review the Standard Terms as attached hereto on Exhibit G and agrees to be bound by them.

AUTHORIZED SIGNATURES
In order to bind the parties to this Insertion Order Agreement, their duly authorized representatives have signed their names below on the dates indicated. This Agreement (including (i) the Standard Terms attached hereto on Exhibit G,
(ii) the additional terms and conditions on Exhibit A attached hereto, (iii) the definitions on Exhibit B attached hereto, (iv) the cross-promotional obligations on Exhibit C attached hereto, (v) the list of permitted Products on Exhibit D attached hereto, (vi) the operational provisions on Exhibit E attached hereto, and (vii) the Placement/Promotion terms on Exhibit F attached hereto; in each case, incorporated herein by reference and made a part hereof) shall be binding on both parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).


AOL                                               ADVERTISER


By:     /s/ David N. Colburn                      By:     /s/ Gregory L. Drew
    ----------------------------------------         -------------------------------------
        (signature)                                       (signature)

Print Name:    David Colburn                      Print Name:    Gregory L. Drew
            --------------------------------                  ----------------------------

Title:         Sr VP Business Affairs             Title:         President, CEO
       -------------------------------------             ---------------------------------
        (print or type)                                   (print or type)

Date:          6/30/99                            Date:          6/29/99
      --------------------------------------                    --------------------------


---------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

                                    EXHIBIT A
                                ADDITIONAL TERMS

1.      PAYMENTS; LATE PAYMENTS; WIRED PAYMENTS. Subject to the provisions of
        Section 16 of Exhibit A, the Impressions Commitment, Exhibit F and Sections 2, 4 and 9 of Exhibit G, Advertiser shall pay AOL a non-refundable guaranteed payment of Nine Million Nine Hundred Seven Thousand Seven Hundred Thirty-Two Dollars (US $9,907,732.00), payable as follows:

        (a)    upon the execution date hereof, [ * ] (US $[ * ]);
        (b) on the earlier to occur of (i) the Launch Date of the new Consumer Electronics Center of the AOL Service or (ii) August 15, 1999, [ * ] (US $[ * ]);
        (c) on October 31, 1999, [ * ] (US $[ * ]);
        (d) on January 31, 2000, [ * ] Dollars (US $[ * ]);
        (e) on April 30, 2000, [ * ] Dollars (US $[ * ]);
        (f) on July 31, 2000, [ * ] Dollars (US $[ * ]);
        (g) on October 31, 2000, [ * ] Dollars (US $[ * ]); and
        (h) on January 1, 2001, [ * ] Dollars (US $[ * ]).

2. (a) CONTENT OF AFFILIATED ADVERTISER SITE. The Advertisements will only promote the Advertiser's Products. Additionally, the Affiliated Advertiser Site will only offer the Advertiser's Products and Advertiser's content related thereto (except to the extent otherwise mutually agreed upon by the parties); provided that third party content may be included if and to the extent (i) such content consists of independent third party reviews of Advertiser Products or consumer reviews of Advertiser Products, (ii) Advertiser shall use best efforts to include such content within the Affiliated Advertiser Site and therefore subject to the terms hereof, and (iii) despite such best efforts, to a more limited degree, links will exist to some independently controlled third party content, Advertiser shall use best efforts to ensure that no promotions for any Interactive Service shall appear on any such areas and that traffic flows back to AOL or the Affiliated Advertiser Site. Except as set forth in Section 17 of this Exhibit A, all sales of Products through the Affiliated Advertiser Site will be conducted solely through a direct sales format (e.g., no clubs), absent the mutual consent of the Parties. Any content, promotion, area or link related to [ * ] shall be at least [ * ] away from the first page of the Affiliated Advertiser Site displayed to AOL Users, with the exception of Advertiser's consumer electronics product offers which may contain value added benefits which include [ * ]. Any content, promotion, area or link related to chat, or message boards, shall be at least [ * ] away from the first page of the Affiliated Advertiser Site displayed to AOL Users. Notwithstanding the foregoing, AOL acknowledges that Advertiser may include navigation bars which contain generic

-----------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

        descriptions of Product categories ("Tabs") one click away from the first page of the Affiliated Advertiser Site displayed to AOL Users, and Advertiser may include such Tabs on the first page of the Affiliated Advertiser Site displayed to AOL Users solely in those cases in which such Tabs lead directly to promotions for a specific product page. Advertiser will ensure that the prices, terms and conditions for the Products in the Affiliated Advertiser Site are generally no less favorable than the prices, terms and conditions on which the Products or substantially similar products are offered by or on behalf of Advertiser through any other distribution channels.

        (b) NO THIRD PARTY ADVERTISEMENTS WITHIN THE AFFILIATED ADVERTISER SITE. All sales of Advertisements on the Affiliated Advertiser Site will be subject to AOL's then-applicable advertising policies and AOL's pre-existing exclusivities, as described to Advertiser by AOL. No Interactive Service (other than AOL or its affiliates) will be promoted in the Affiliated Advertiser Site. Notwithstanding the foregoing, in the event Advertiser sells any Advertisements for any [ * ] within the Affiliated Advertiser Site in violation of this Section, AOL shall provide Advertiser notice of such violation and Advertiser shall have [
        * ] to remove any and all such Advertisements from the Affiliated Advertiser Site. In such event, until such time that Advertiser removes such Advertisement(s) to AOL's reasonable satisfaction, AOL will be relieved of the proportionate amount of any promotional commitment made to Advertiser by AOL, including, without limitation, the impressions commitment set forth in this Agreement, and AOL may, in its sole discretion, remove or disable all links to the Affiliated Advertiser Site. In addition to the foregoing, Advertiser's failure to remove all such Advertisements within such [ * ] cure period shall constitute a material breach of this Agreement.

3. SPECIAL OFFERS/MEMBER BENEFITS. Advertiser will generally promote through the Affiliated Advertiser Site special or promotional offers which are generally as good as those made available by or on behalf of Advertiser, if any, through any other distribution channels. In addition, Advertiser shall promote through the Affiliated Advertiser Site on a reasonably regular and consistent basis which shall be no less frequent than twice quarterly, certain special offers exclusively available to AOL Users (the "AOL Special Offers") which Advertiser intends to dynamically serve to AOL Users coming from the AOL Network. AOL Special Offers made available by Advertiser shall provide a substantial benefit to AOL Users, either by virtue of a meaningful price discount, product enhancement, unique service benefit or other special feature (it being understood that the exact product or products in Advertiser's permitted product line which is the subject of any such AOL Special Offer, and the exact nature of the relevant special benefit, shall be up to Advertiser in its reasonable discretion). Advertiser will provide AOL with reasonable prior notice of AOL Special
        Offers  so that AOL can

-----------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

        market the availability of such AOL Special Offers in the manner AOL deems appropriate in its editorial discretion.

4.      SHOPPING CHANNEL PROVISIONS

        (a) AOL QUICK CHECKOUT. Advertiser will take all reasonable steps necessary to conform its promotion and sale of products through the Affiliated Advertiser Site to the then-existing commerce technologies made available to Advertiser by AOL, including without limitation AOL's "quick checkout" tool which allows AOL users to enter payment and shipping information which is then passed from AOL's centralized server unit to Advertiser for order fulfillment ("AOL Quick Checkout"). AOL will make all reasonable efforts to provide the tools for the Advertiser to enable the Affiliated Advertiser Site with the AOL Quick Checkout technology and functionality. Collection, storage and disclosure of information which Advertiser provides to AOL for such purpose will be subject to AOL's privacy policy and all confidentiality requirements hereunder. To the extent that the Affiliated Advertiser Site includes AOL's Quick Checkout, such AOL Quick Checkout product need not be exclusive, in that Advertiser is expressly permitted to make other checkout or payment methods available, provided that Advertiser will ensure that the AOL Quick Checkout is of reasonably equal placement and promotional prominence in the aggregate to other available payment options.

        (b) MERCHANT CERTIFICATION PROGRAM. Advertiser will participate in any generally applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require Advertiser participants on the Shopping Channel on an ongoing basis to meet certain reasonable standards relating to provision of [ * ] through the AOL Service, AOL.com, NetCenter and the CompuServe Service.

        (c) BIZRATE SURVEY. Advertiser may, at it's sole discretion,(i) participate in the BizRate(R) Program, a service offered by Binary Compass Enterprises, Inc. (BCE), which provides opt-in satisfaction surveys to AOL Users who purchase products through such Affiliated Advertiser Site or such other provider of such services as AOL may reasonably designate or approve from time to time, and (ii) provide a link to BizRate's then-current standard survey forms, or such other survey forms offered by any other similar party that AOL may reasonably designate or approve from time to time. In the event Advertiser chooses to participate in the BizRate(R) Program, Advertiser's participation shall be based upon a separate written agreement which Advertiser will enter into with BCE,

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

                or other such party reasonably designated or approved by AOL. Pursuant to such agreement, Advertiser may authorize BCE, in Advertiser's sole discretion, to provide to AOL any and all reports provided to Advertiser by BCE, or other third party providing such services,. and agrees to provide written notice of such authorization to BCE, or such other third party, as applicable.

        (d) SPECIFIC CUSTOMER SERVICE REQUIREMENTS. Advertiser will receive all emails from Customers via a computer available to Advertiser's customer service staff and generally respond to such emails within one business day of receipt. Advertiser will receive all orders electronically and generally process all orders within one business day of receipt, provided products ordered are not advance order items and provided further that some products may not be shipped within the first (24) hours of receiving and processing the order. Advertiser will ensure that all orders of products are received, processed, fulfilled and delivered on a timely and professional basis. Advertiser will offer AOL Users who purchase products through such the Affiliated Advertiser Site a 30-day money-back satisfaction guarantee; provided however that on [ * ] Advertiser may offer instead a 7-day money-back satisfaction guarantee. Advertiser will bear all responsibility for compliance with federal, state and local laws in the event that products are out of stock or are no longer available at the time an order is received. Advertiser will also comply with the requirements of any federal, state or local consumer protection or disclosure law. Payment for products will be collected by Advertiser directly from customers, Advertisers order fulfillment operation will be subject to AOL's reasonable review.

5. NAVIGATION. Advertiser shall provide continuous navigational ability for AOL or users to return to an agreed-upon point on the AOL Network (for which AOL shall supply the proper address) from the Affiliated Advertiser Site (e.g., the point on the AOL Service from which the Affiliated Advertiser Site is linked), which, at AOL's option, may be satisfied through the use of a hybrid browser format. Additionally, in cases where an AOL User performs a search for Advertiser through any search or navigational tool or mechanism that is accessible or available through the AOL Network (including without limitation Advertisements, AOL Service "Keywords", AOL.com "Search Terms", CompuServe "Go Words" or any other promotions or navigational tools), AOL shall have the right to direct such AOL User to the Affiliated Advertiser Site, or any other Advertiser Interactive Site determined by AOL in its reasonable discretion.

6. AUDITING RIGHTS. Advertiser will maintain complete, clear and accurate records of all expenses, revenues and fees in connection with the performance of this Insertion Order


--------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

        Agreement. For the sole purpose of ensuring compliance with this Insertion Order Agreement, AOL (or its representative) will have the right to conduct a reasonable and necessary inspection of portions of the books and records of Advertiser which are relevant to Advertiser's performance pursuant to this Insertion Order Agreement. Any such audit may be conducted no more than once during any [ * ] prior written notice to Advertiser, provided Advertiser and AOL enter into a revenue share agreement during the term of this Agreement, AOL shall bear the expense of any audit conducted pursuant to this paragraph unless such audit shows an error in AOL's favor amounting to a deficiency to AOL in excess of [ * ] percent ([ * ]%) of the actual amounts paid and/or payable to AOL hereunder, in which event Advertiser shall bear, the reasonable expenses of the audit. Advertiser shall pay AOL the amount of any deficiency discovered by AOL within [ * ] after receipt of notice thereof from AOL. AOL shall, at AOL's expense and on reasonable request from Advertiser, provide an independent third party audit of the AOL impressions reports described in Section 10 in form and substance similar to that then provided to AOL's other commerce partners generally.

7. TAXES. Advertiser will collect and pay and indemnity and hold AOL harmless from, any sales, use, excise, import or export value added or similar tax or duty not based on AOL's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees.

8. SALES REPORTS. Advertiser will provide AOL in an automated manner with a monthly report in an AOL-designated format, detailing the following activity in such period (and any other information mutually agreed upon by the parties or reasonably required for measuring revenue activity by Advertiser through the Affiliated Advertiser Site): (i) aggregate summary sales information by day; and (ii) general sales information by product category or promotion and screen name, SKU or product description) (the information in clauses (i) and (ii), "Sales Reports"). More generally, each payment to be made by Advertiser pursuant to-the revenue sharing provisions of Section 16 hereof ("Continued Link/Renewal"), will be accompanied by a report containing information which supports the payment, including information identifying (a) date, number of products sold, number of orders, gross Transaction Revenues and all items deducted or excluded from gross Transaction Revenues to produce Transaction Revenues and (b) Advertising Revenues (if and to the extent applicable).

9. IMPRESSIONS REPORTS. AOL shall provide monthly reports to Advertiser, and weekly reports upon request by Advertiser with respect only to any "ad served" Impressions (but no more frequently than monthly with respect to fixed placements), consistent with current practice, specifying the number of impressions to the pages containing Advertiser's Promotions during the period since the previous such report, consistent with AOL's then standard reporting policies. Advertiser shall not disclose any such information to any third party without AOL's written consent, except that, as set forth in and consistent with Section 17 and the Standard Terms, Advertiser may disclose such information to the extent required by law, or by a court of competent jurisdiction or proper governmental authority.

10.     SOLICITATION OF AOL USERS. During the term of the Agreement and for a [
        * ] period thereafter, Advertiser will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. More generally, Advertiser will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with Advertiser or (ii) provided information to Advertiser through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communication being sent to that AOL User by Advertiser or its agents. Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder, will (a) include a prominent and easy means to "opt-out" of receiving any future commercial communications from Advertiser, and (b) shall also be subject to AOL's then-standard restrictions as generally applicable to all AOL partners on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question). Notwithstanding the foregoing, in the event Advertiser violates the requirements of this Section, AOL shall provide Advertiser notice of such violation. In the event that Advertiser commits a similar violation of this Section thereafter, such violation shall constitute a material breach of this Agreement, and AOL shall have the right to immediately terminate this Agreement upon written notice to Advertiser. In such event, AOL will be relieved of the proportionate amount of any promotional commitment made to Advertiser by AOL, including, without limitation, the impressions commitment set forth in this Agreement, and AOL may, in its sole discretion, remove or disable all links to the Affiliated Advertiser Site.

11. COLLECTION AND USE OF USER INFORMATION. Advertiser shall ensure that its collection, use and disclosure of information obtained from AOL Users under this Agreement ("User Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the Affiliated Advertiser Site, Advertiser's standard privacy policies so long as such policies are prominently published on the site and provide adequatenotice, disclosure and choice to users regarding Advertiser's collection, use and disclosure of

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

        user information). Advertiser will not disclose User Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service, except that, as set forth in and consistent with Section 17 and the Standard Terms, Advertiser may disclose such information to the extent required by law, or by a court of competent jurisdiction or proper governmental authority.

12. AOL LOOK AND FEEL. Advertiser acknowledges and agrees that AOL will own all right, title and interest in and to the AOL Look and Feel (subject only to Advertisers ownership rights in any Advertiser trademarks or Advertiser-owned copyrighted material within the Affiliated Advertiser
        Site). AOL acknowledges and agrees that Advertiser will own all right, title and interest in and to the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with the Affiliated Advertiser Site, subject to AOL's ownership rights in the AOL Look and Feel, and any AOL trademarks or copyrighted material of AOL, if any, included therein.

13. MANAGEMENT OF THE AFFILIATED ADVERTISER SITE. Advertiser will manage, review, delete, edit, create, update and otherwise manage all Content available on or through the Affiliated Advertiser Site, in a timely and professional manner and in accordance with the terms of this Agreement. Advertiser will ensure that the Affiliated Advertiser Site is current, accurate and well-organized at all times. Advertiser warrants that the Licensed Content: (i) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right; (ii) will not violate AOL's thenapplicable Terms of Service or any other standard, written AOL policy; and (iii) will not violate any applicable law or regulation (federal, state, or otherwise), including without limitation those relating to taxes, advertising, or contests, sweepstakes or similar promotions. Additionally, Advertiser represents and warrants that it owns or has a valid license to all rights to any Licensed Content used in AOL "slideshow" or other formats embodying elements such as graphics, animation and sound, free and clear of all encumbrances and without violating the rights of any other person or entity. In the event AOL notifies Advertiser that the Licensed Content, or any part thereof, violates any AOL written policy or standard, Advertiser shall have [ * ] to materially cure any such violation upon receipt of such notice. Advertiser's failure to materially cure any such violation within such cure period shall be a material breach of this Agreement. Advertiser also warrants that a reasonable basis exists for all Product performance or comparison claims appearing through the Affiliated Advertiser Site. Advertiser shall not in any manner, including, without limitation in any Advertisement, the Licensed Content, or any Materials (defined below), state or imply that AOL recommends or endorses Advertiser


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

        or Advertiser's Services (e.g., no statements that Advertiser is an "official" or "preferred" provider of products or services for AOL), but may state that Advertiser is an "anchor tenant" or "anchor merchant" within the AOL Consumer Electronics Center of the standard AOL Service. AOL will have no obligations with respect to the Products available on or through the Affiliated Advertiser Site, including, but not limited to, any duty to review or monitor any such Products.

14. DUTY TO INFORM. Advertiser will promptly inform AOL of any information related to the Affiliated Advertiser Site which could reasonably lead to a claim, demand, or liability of or against AOL and/or its affiliates by any third party. AOL will promptly inform Advertiser of any information related to the [ * ] which could reasonably lead to a claim, demand, or liability of or against Advertiser by any third party.

15. PROMOTIONAL MATERIALS/PRESS RELEASES. Each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any press release or any other public statement ("Press Release") regarding the execution of this Agreement and/or the transactions contemplated hereunder. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law without the consent of the other Party and in such event, the disclosing Party will provide at least [ * ] prior written notice of such disclosure. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press Release (except as required by law) shall be deemed a material breach of this Agreement for which there is no adequate cure. In such event, the non-breaching Party may terminate this Agreement upon written notice to the other Party. Each Party will submit to the other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, or other promotional materials, excluding Press Releases, related to the Affiliated Advertiser Site as available to AOL Users and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Promotional Materials"); provided, however, that either Party's use of screen shots of the Affiliated Advertiser Site for promotional purposes will not require the approval of the other Party so long as America Online(R) is clearly identified as the source of such screen shots; and provided further, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials, will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Promotional Materials. Once approved, the Promotional Materials may be used by a

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

        Party and its affiliates for the purpose of promoting the Affiliated Advertiser Site and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

16. (a) TERM. Unless earlier terminated as set forth herein, the initial term of this Agreement shall commence on the Effective Date and shall expire two years after such Effective Date (the "Initial Term"); provided, however, that at any time after [ * ] from the Effective Date, if Advertiser no longer undertakes any activities or engages in any manner whatsoever in the [ * ] business, then Advertiser may terminate the Agreement upon [ * ] prior written notice to AOL. In the event of such termination by Advertiser, Advertiser will be responsible for the pro-rata portion of the fee allocable to the display of the Promotion based on the number of days that the Promotion was displayed; provided, however, that in the event Advertiser re-enters the [ * ] business at any time after such termination date but prior to the date [ * ] from the Effective Date herein then Advertiser will be responsible for the entire [ * ] due under Section 1 on this Exhibit A and Advertiser will not be entitled to any pro-ration of the fees payable to AOL under this Agreement.

        (b) CONTINUED LINK/RENEWAL. Upon conclusion of the Initial Term, AOL will have the right to renew the Agreement for a maximum of [ * ] successive [ * ] renewal terms (each a "Renewal Term" and together with the Initial Term, the "Term"). A Renewal Term shall automatically commence following the expiration of the Initial Term (or prior Renewal Term, as the case may be), provided that AOL shall be entitled to terminate any such Renewal Term with [ * ] days prior written notice to Advertiser. AOL may, at its discretion, continue to promote one or more "pointers" or links from the AOL Network to the Affiliated Advertiser Site (or, if the Affiliated Advertiser Site no longer exists, to any Advertiser Interactive Site) and continue to use Advertiser's trade names, trade marks and service marks in connection therewith, subject to the provisions of Section 9 of Exhibit G (collectively, a "Continued Link"). As long as AOL maintains a Continued Link, Advertiser shall pay to AOL (A) [ * ] percent ([ * ]%) of Transaction Revenues of electronics category products which were sold during a linked session from the AOL Network, payable on a quarterly basis within [ * ] days following the end of the quarter in which the applicable Transaction Revenues were generated); and (B) in the event that AOL promotes categories of products for Advertiser other than [ * ], [ * ] percent ([ * ]%) of Transaction Revenues of those promoted nonelectronics products sold during a linked session from the AOL Network, payable [ * ] following the end of the quarter in which the applicable revenues were generated.

17. ALTERNATIVE REVENUE STREAMS. In the event Advertiser or any of its affiliates receives or desires to receive, directly or indirectly, any compensation in connection with the


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

        Affiliated Advertiser Site other than Transaction Revenues (an "Alternative Revenue Stream"), Advertiser will promptly inform AOL in writing, and the Parties will negotiate in good faith regarding whether Advertiser will be allowed to market Products producing such Alternative Revenue Stream through the Affiliated Advertiser Site. In the event that the Parties cannot in good faith reach agreement regarding such Alternative Revenue Stream within [ * ] of such written notice by Advertiser, Advertiser will not engage in any activity that will generate such Alternative Revenue Stream by offering any such services or Products to AOL Users through the Affiliated Advertiser Site. Expressly excluded from this Section will be revenue directly related to any set of services, products or functionality that may be provided by a full-service on-line retailer servicing the consumer electronics and home entertainment market, (e.g., warranty programs and services contracts); all advertising revenues and any fees derived from a relationship with a credit card/bank card organization are also expressly excluded.


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

                                    EXHIBIT B
                                   DEFINITIONS

AFFILIATED ADVERTISER SITE. The specific area to be promoted and distributed by AOL hereunder through which Advertiser can market and complete transactions regarding its permitted Services.

AOL LOOK AND FEEL. The elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with interactive sites within the AOL Network.

AOL MEMBER. Any authorized user of the AOL Service, including any sub-accounts using the AOL Service under an authorized master account.

AOL NETWORK. (i) The AOL Service, (ii) AOL.com, (iii) Digital City, (iv) CompuServe and (v) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com). It is understood and agreed that the rights and obligations of Advertiser as set forth herein relate only to the AOL Service, AOL.com, the CompuServe Service and Digital City, each as and to the extent applicable hereunder, and not generally to the AOL Network.

AOL PURCHASERS. Any person or entity, (A) who at any time during a Renewal Term registers with Advertiser as a result of a Permanent Promotion hereunder (e.g., through the Affiliated Advertiser Site, or otherwise through a Permanent Promotion hereunder coming directly from the AOL Network); and (B) registering as an Advertiser customer during the Renewal Term as a result a Permanent Promotion of the Continued Link; provided that any person or entity who has previously satisfied the definition of AOL Purchaser will remain an AOL Purchaser, and any subsequent purchases by such person or entity (e.g., as a result of e-mail solicitations or any off-line means for receiving orders requiring purchasers to reference a specific promotional identifier or tracking code) will also give rise to Transaction Revenues hereunder (which Transaction Revenues shall be subject to the revenue sharing provisions hereof). Notwithstanding the above, AOL Purchasers must transact during a linked session from an AOL Network URL.

AOL SERVICE. The standard narrow-band U.S. version of the America Online(R) brand service, specifically excluding (a) AOL.com or any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) "ICQ," "AOL NetFind(TM)," AOL Instant Messenger(TM)" "Digital Cities," "NetMail(TM)," "Electra", 'Thrive", "Real Fans", "Love(R)AOL", "Entertainment Asylum", "Hometown" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online(R) brand service, (d) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online(R) brand service,
(f) CompuServe, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the effective date hereof and (h) any other version of an America Online service which is materially different from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL USER. Any user of the AOL Service, AOL.com or the AOL Network.

AOL.COM. AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, specifically excluding (a) the AOL Service or CompuServe,
(b) any international versions of such site, (c) "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)", "Hometown(TM)" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (d) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (h) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

ADVERTISER INTERACTIVE SITE. Any Interactive Site (other than the Affiliated Advertiser Site) which is managed, maintained, owned or controlled by Advertiser or its agents.

COMPUSERVE. CompuServe Interactive Services (a subsidiary of AOL), including the CompuServe Service, CompuServe.com and any other product or service owned, operated, distributed or authorized to be distributed by or through CompuServe or its affiliates worldwide (and including those properties expressly excluded from the definitions of the CompuServe Service, including without limitation, CompuServe-related Internet sites, "offline" information browsing products, private labeled and co-branded versions of the CompuServe Service CompuServe.com, or other CompuServe-operated Internet sites, international versions of the CompuServe brand service, or CompuServe Instant Messenger).
It is understood and agreed
that any applicable rights of Advertiser hereunder relate only to the CompuServe Service and not generally to CompuServe.

COMPUSERVE.COM. CompuServe's primary Internet-based interactive site located at "www.compuserve.com" and marketed under the "CompuServe.com(TM) brand, specifically excluding (a) the CompuServe Service, (b) any international versions of such site, (c) "CompuServe Instant Messenger(TM) ICQ," or any similar independent product or service offered by or through such site or any other CompuServe interactive site, (d) any programming or content area offered by or through such site over which CompuServe does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site, (f) any property, feature, product or service which CompuServe or its affiliates may acquire subsequent to the Effective Date,
(g) America Online, Inc., the America Online(R) brand service, AOL.com and any independent product or service which may be offered by, through or with America Online, Inc., and (g) any other version of a CompuServe interactive site which is materially different from CompuServe's primary Internet-based interactive site marketed under the "CompuServe.com" brand, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any private labeled or co-branded version of the site and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

COMPUSERVE SERVICE. The standard, narrow-band U.S. version of the CompuServe(R) brand service, specifically excluding (a) any international versions of such service, (b) any web-based service including "compuserve.com" or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content and (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services and/or functionality materially different from the Content, distribution, services and/or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer and (h) any property, feature, product or service which CompuServe or its affiliates may acquire, develop or launch subsequent to the Effective Date.

CONFIDENTIAL INFORMATION. Any information relating to or disclosed in the course of the due diligence related to, or the negotiation and performance of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and Advertiser customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

CONTENT. Text, images, video, audio (including, without limitation, music used in synchronism or timed relation with visual displays) and other data, Services, advertisements, promotions, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

DIGITAL CITY or DIGITAL CITIES. The standard, narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City(R) brand name, specifically excluding (a) AOL.com or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) "Driveway," "AOL NetFind(TM)," "AOL Instant Messenger(TM)", "NetMail(TM)", "Hometown", or any similar independent product or service offered by or through such local content offerings, (d) any programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any separate programming or Content area offered by or through such local offerings which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (f) any white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date, (h) any other version of a Digital City local content offering which is materially different from the narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City(R) brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City-branded offerings in any local area where such offerings are not owned or operationally controlled by AOL, Inc. or DCI (e.g., Chicago, Orlando, South Florida, and Hampton Roads).

GROSS MARGIN.  Transaction Revenues, minus, [ * ]
------------

IMPRESSION. User exposure to the applicable Promotion, as such exposure may be reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

INTERACTIVE SERVICE. An entity offering one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); and (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages. A list of examples of such entities will be provided to Advertiser by AOL.

INTERACTIVE SITE. Any interactive site or area, including, by way of example and without limitation, (i) a Advertiser site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network, interactive environment such as Microsoft's Active Desktop or interactive television service such as WebTV.

KEYWORD or KEYWORD SEARCH TERMS. The KeywordTm online search terms made available an the AOL Service for use by AOL Members, or the Go Word search terms available on the CompuServe Service, combining AOL's keyword(TM) or CompuServe's Go Word online search modifier with a term or phrase specifically related to Visa (and determined in accordance with the terms of this Agreement).

LICENSED CONTENT. All Content offered through the Affiliated Advertiser Site pursuant to this Agreement or otherwise provided by Advertiser or its agents in connection herewith (e.g., offline or online promotional Content, Promotions, etc.), including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

NETCENTER. Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape NetcenterTM" brand, specifically excluding (a) the AOL Service, AOL.com, the CompuServe Service, CompuServe.com, or Digital City, (b) any international versions of such site, (c) "ICQ," "AOL NetFind(TM)"," "AOL Instant Messenger(TM)," "NetMail(TM)", "Hometown(TM) or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (d) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (g) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (h) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter(TM)" brand, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

PERMANENT PROMOTION. Any continuous promotional placement within the Initial Term, including, without limitation, a button, integrated contextual link or keyword on the AOL Network. Permanent Promotions shall not include Tier 3 promotions or any non-permanent Tier 2 promotions (e.g., banners).

REMNANT INVENTORY. Inventory which is unsold at the end of the business day prior to the day on which that inventory will run. If Advertiser has purchased Remnant Inventory, Advertiser's creative will be slotted into such unsold inventory by AOL from time to time in accordance with internal AOL policies. AOL guarantees the total number of Remnant Inventory Impressions set forth in this Insertion Order, but does not guarantee that such Impressions will be delivered on any particular day(s) or that such Impressions will be delivered evenly over the Term. Further, AOL does not guarantee placement on any particular screen or group of screens (except that Channel level Remnant Inventory will be run only within the specified Channel).

RUN OF SERVICE or ROS. A collection of inventory made up of all areas of the AOL Service. If Advertiser ,has purchased Run of Service Inventory, AOL will place Advertiser's creative in different locations throughout the AOL Service in accordance with AOL internal policies. Run of Service Impressions will be delivered reasonably evenly over the time period set forth in this Insertion Order. Advertiser may not control placement within a Run of Service Inventory purchase and AOL does not guarantee placement on any particular screen or group of screens (except that Run of Channel Inventory will be run only in the specified Channel).

SEARCH TERM or SEARCH TERM. The online search term or terms made available on AOL.com only for use by AOL.com users using the NetFind brand search engine thereon (the results of which such search are non-exclusive, and result in references to many entities).

TRANSACTION REVENUES. Aggregate amounts paid by AOL Purchasers in connection with the sale, licensing, distribution or provision of any Products in any Advertiser Interactive Site, excluding, in each case, (a) [ * ]


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

                                    EXHIBIT C

                                 CROSS PROMOTION

Online:

Within Advertiser's web sites on the World Wide Web portion of the Internet (each an "Advertiser Web Site"), Advertiser shall include one or both of the following (collectively, the "AOL Promos"): (i) a prominent promotional banner or button subject to mutual agreement of the Parties to promote such AOL products or services as AOL may designate (for example, the America Online(R) brand service, the CompuServe(R) brand service, the AOL.com(R) site, any of the Digital City" services or the AOL Instant Messenger(TM) service) which Advertiser shall [ * ]to place "above the fold" on the first screen of the Advertiser Web Site; or (ii) a prominent "Try AOL" feature subject to mutual agreement of the Parties through which users can obtain promotional information about AOL products or services designated by AOL and, at AOL's option, download or order the then-current version of client software for such AOL products or services. AOL will provide the creative content to be used in the AOL Promos (including designation of links from such content to other content pages). Advertiser shall post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within [ * ] of its receipt of such content from AOL. Without limiting any other reporting obligations of the Parties contained herein, Advertiser shall use best efforts to provide AOL with monthly written reports specifying the number of impressions to the pages containing the AOL Promos during the prior month. In the event that AOL and Advertiser mutually agree to have AOL serve the AOL Promos to the Advertiser Web Site from an ad server controlled by AOL or its agent, Advertiser shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the Advertiser Web Site on which the AOL Promos will appear. In addition, within each Advertiser Web Site, Advertiser shall provide prominent promotion for the keywords granted to Advertiser hereunder (if any).

Offline:

In Advertiser's television, radio, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which Advertiser possesses at least partial editorial control, Advertiser will use best efforts to include specific and reasonably prominent references or mentions (verbally where possible) of the


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

availability of the Affiliated Advertiser Site through the AOL Service. Without limiting the generality of the foregoing, Advertiser shall [ * ] to ensure that all of Advertiser's listings of the "URL" for any Advertiser Web Site will be accompanied by a reasonably prominent listing of the "keyword" term on AOL for the Affiliated Advertiser Site.

                                    EXHIBIT D

                                    PRODUCTS

        [ * ]

* The Parties acknowledge that, notwithstanding any provision of this Exhibit D to the contrary, the Products shall only be promoted and offered in the manner and to the extent permitted under this Insertion Order Agreement, including, without limitation, Section 2(a) hereof.


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

                                    EXHIBIT E

                                   OPERATIONS

1. Affiliated Advertiser Site Infrastructure. Advertiser will be responsible for all communications, hosting and connectivity costs and expenses associated with the Affiliated Advertiser Site. Advertiser will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Affiliated Advertiser Site from the AOL Network. Advertiser will design and implement the network between the AOL Service and Affiliated Advertiser Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the Affiliated Advertiser Site from the AOL Network and (ii) no single line will run at more than [ * ]% average utilization for a [ * ] peak in a daily period. In this regard, Advertiser will provide AOL, upon request, with a detailed network diagram regarding the network infrastructure supporting the Affiliated Advertiser Site. In the event that Advertiser elects to create a custom version of the Affiliated Advertiser Site in order to comply with the terms of this Agreement, Advertiser will bear responsibility for all aspects of the implementation, management and cost of such customized site.

2. Optimization; Speed. Advertiser will use commercially reasonable efforts to ensure that: (a) the functionality and features within the Affiliated Advertiser Site are optimized for the client software then in use by AOL Members; and (b) the Affiliated Advertiser Site is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, Advertiser will ensure that the Affiliated Advertiser Site's data transfers initiate within fewer than [ * ] seconds on average. Prior to commercial launch of any material promotions described herein, Advertiser will permit AOL to conduct performance and load testing of the Affiliated Advertiser Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3. User Interface. Advertiser will maintain a graphical user interface within the Affiliated Advertiser Site that is competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to Advertiser's compliance with the preceding sentence.

4. Technical Problems. Advertiser agrees to use commercially reasonable efforts to address material technical problems (over which Advertiser exercises control) affecting use by AOL Members of the Affiliated Advertiser Site (a "Advertiser Technical Problem") promptly following notice thereof. In the event that Advertiser is unable to promptly resolve a Advertiser Technical Problem following notice thereof from AOL (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to Advertiser

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

    hereunder until such time as Advertiser corrects the Advertiser Technical Problem at issue.

5. Monitoring. Advertiser will ensure that the performance and availability of the Affiliated Advertiser Site is monitored on a continuous basis. Advertiser will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for Advertiser's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Affiliated Advertiser Site.

6. Telecommunications. The Parties agree to explore encryption methodology to secure data communications between the Parties' data centers. The network between the Parties will be configured such that no single component failure will significantly impact AOL Users. The network will be sized such that no single line runs at more than [ * ]% average utilization for a [ * ] peak in a daily period.

7. Security. Advertiser will utilize Internet standard encryption technologies (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information(e.g. credit card numbers, banking/financial information, and member address information) to and from the Affiliated Advertiser Site. Advertiser will facilitate periodic reviews of the Affiliated Advertiser Site by AOL in order to evaluate the security risks of such site. Advertiser will promptly remedy any security risks or breaches of security as may be identified by AOL's Operations Security team.

8.  Technical Performance.

    i. Advertiser will design the Affiliated Advertiser Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 3.0 and 4.0 browsers (Windows and Macintosh), the Macintosh version of the Microsoft Internet Explorer 3.0, and make commercially reasonable efforts to support all other AOL browsers listed at: http://webmaster.info.aol.com/BrowTable.html.

    ii. To the extent Advertiser creates customized pages on the Affiliated Advertiser Site for AOL Members, Advertiser will configure the server from which it serves the site to examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at:
          http://webmaster.info.aol.com/Brow2Text.html.

    iii. Advertiser will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.

    iv. Advertiser will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing cached information listed at:
          http://webmaster.info.aol.com.

    v. Prior to releasing material, new functionality or features through the Affiliated Advertiser Site ("New Functionality"), Advertiser will use commercially reasonable efforts to


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

          either (i) test the New Functionality to confirm its compatibility with AOL Service client software or (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software.

9. AOL Internet Services Advertiser Support. AOL will provide Advertiser with access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of Advertiser or support for any technologies, databases, software or other applications which are net supported by AOL or are related to any Advertiser area other than the Affiliated Advertiser Site. Support to be provided by AOL is contingent on Advertiser providing to AOL demo account information (where applicable), a detailed description of the Affiliated Advertiser Site's software, hardware and network architecture and access to the Affiliated Advertiser Site for purposes of such performance and load testing as AOL elects to conduct.

                                    EXHIBIT F

                              PLACEMENT / PROMOTION

-----------------------------------------------------------------------------------------------
    AFFILIATED       BRANDS INCLUDED         TOTAL         DISPLAY START    DISPLAY STOP DATE
  ADVERTISER SITE                       IMPRESSIONS BY          DATE
     CARRIAGE                                TIER
-----------------------------------------------------------------------------------------------
TIER 1
-----------------------------------------------------------------------------------------------
[ * ]                AOL Service,                         [ * ]             [ * ]
                     AOL.com,
                     CompuServe
                     Service,
                     Netscape
                     Netcenter
-----------------------------------------------------------------------------------------------
[ * ]                AOL Service,                         [ * ]             [ * ]
                     AOL.com,
                     CompuServe
                     Service,
                     Netscape
                     Netcenter
-----------------------------------------------------------------------------------------------
[ * ]                AOL Service,                         [ * ]             [ * ]
                     AOL.com,
                     CompuServe
                     Service,
                     Netscape
                     Netcenter
-----------------------------------------------------------------------------------------------
[ * ]                AOL Service,                         [ * ]             [ * ]
                     AOL.com,
                     CompuServe
                     Service,
                     Netscape
                     Netcenter
-----------------------------------------------------------------------------------------------
[ * ]                AOL Service,                         [ * ]             [ * ]
                     AOL.com,
                     CompuServe
                     Service,
                     Netscape
                     Netcenter
-----------------------------------------------------------------------------------------------
[ * ]                AOL Service,                         [ * ]             [ * ]
                     AOL.com,
                     CompuServe
                     Service,
                     Netscape
                     Netcenter
-----------------------------------------------------------------------------------------------


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.


-----------------------------------------------------------------------------------------------
Total Tier One                         [ * ]
-----------------------------------------------------------------------------------------------
TIER 2               BRANDS INCLUDED   TOTAL              DISPLAY START     DISPLAY STOP DATE
                                       IMPRESSIONS BY     DATE
                                       TIER
-----------------------------------------------------------------------------------------------
[ * ]                                                     [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                                                     [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                                                     [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                                                     [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                                                     [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                                                     [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                                                     [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                AOL.com                              [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                AOL.com                              [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                Netscape                             [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                Netscape                             [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                Netscape                             [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                Netscape                             [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                CompuServe                           [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
Total Tier 2                           [ * ]
-----------------------------------------------------------------------------------------------
TIER 3                                                    [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                                                     [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                AOL.com                              [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                Netscape                             [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                Netscape                             [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
[ * ]                Netscape                             [ * ]             [ * ]
-----------------------------------------------------------------------------------------------

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.


-----------------------------------------------------------------------------------------------
[ * ]               CompuServe                           [ * ]             [ * ]
-----------------------------------------------------------------------------------------------
Total Tier 3                           [ * ]
-----------------------------------------------------------------------------------------------



-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

                                    EXHIBIT G

               AOL ADVERTISING STANDARD TERMS AND CONDITIONS (V.3)

1. Advertising Material/Display. Except as otherwise set forth in the Agreement, Advertiser acknowledges that the sole obligation of America Online, Inc. ("AOL") is to display an advertisement (the "Advertisement") from Advertiser which conforms to the specifications set forth in the applicable Insertion Order Agreement which has been executed by AOL and Advertiser (the "Insertion Order," and, collectively with these Standard Terms and Conditions, the "Agreement") through the standard narrowband U.S.-based America Online brand service (excluding any sub-products, sub-services or third party areas which may be offered therein) or such other U.S.-based AOL property as may be expressly described as the site for placement in the Insertion Order (the "AOL Service"). Subject to Advertisers reasonable prior written approval, AOL will have the right to fulfill its promotional commitments with respect to the Advertisements by providing Advertiser with comparable placements of the Advertisements in alternative areas of the AOL Service. Except as expressly provided in the Insertion Order, the specific nature and positioning of the Advertisement will be as determined by AOL in its reasonable editorial discretion; AOL agrees to make reasonable efforts to support Advertiser's promotion of Products through factors other than price, e.g., through promotion of Advertiser's authorized reseller status and free shipping. Advertiser agrees that (i) AOL has the right to market, display, perform, transmit and promote the Advertisement through the AOL Service and (ii) users of the AOL Service have the right to access and use the Advertisement together with any content or materials linked to the Advertisement (the "Advertiser Content"). Except as expressly permitted pursuant to Section 17 of Exhibit A, the Advertiser Content (i) shall not offer or promote any other products and/or services other than those expressly provided for in the relevant Insertion Order, (ii) will link only to the site specified on the Insertion Order and (iii) shall not (a) disparage AOL; (b) be in contravention of AOL's generally applicable advertising standards and practices, as such may be modified by AOL from time to time; or (c) violate any applicable law, regulation or third party right (including, without limitation, any copyright, trademark, patent or other proprietary right). In addition to the foregoing, the Advertisements shall not promote any product or service which is reasonably competitive with one or more of the principal products or services offered by AOL through AOL's products and services ("Competitive Products"). The Parties agree and acknowledge that none of the Products shall constitute Competitive Products. Additionally, Advertiser shall consistently update the Advertiser Content and will review, delete, edit, create, update and otherwise manage such content in accordance with the terms of this Agreement. In no event shall the Advertisement or the linked area state or imply that (I) the Advertisement was placed by AOL or (ii) that AOL endorses Advertiser's products or services. To the extent AOL notifies Advertiser of reasonable complaints or concerns (e.g., from an AOL member) regarding the Advertiser Content or any other content or materials linked thereto or associated therewith ("Objectionable Content"), Advertiser will, to the extent such Objectionable Content is within Advertisers control, use commercially reasonable efforts to respond in good faith to such complaints or concerns. AOL may alter or shorten the flight dates set forth in the Insertion

Order if advertising materials required per the Insertion Order are not provided in a timely manner, and Advertiser shall not be entitled to any refund or proration for delays caused by Advertisers failure to deliver such materials.

2. Operations. Unless expressly provided for elsewhere in this Agreement, AOL will have no obligation to provide any creative, design, technical or production services to Advertiser ("Services"). Delivery by AOL of any such Services shall be subject to (I) AOL's availability to perform the requested work, (ii) execution by both parties of a separate work order specifically outlining the Services to be provided and the fees to be paid by Advertiser for such Services and (iii) payment in advance by Advertiser of such fees, in accordance with the terms of Exhibit A. Advertiser will take use best efforts to ensure that the Advertiser Content and the site linked to the Advertiser Content are in compliance with AOL's then-current, generally applicable technical standards and will take all reasonable steps necessary to conform its promotion and sale of products through its site to the then-existing technologies identified by AOL which are optimized for the AOL Service. In the event that the Advertiser Content or the site linked to the Advertiser Content fails to comply with AOL's generally applicable technical standards, AOL shall have the right to cease or decrease the placement of the Advertisements, and if Advertiser is unable to cure such non-compliance within [ * ] after notice from AOL, AOL shall have the right to terminate the Agreement. Additionally, AOL will be entitled to discontinue links to Advertiser Content to the extent such Advertiser Content will, in AOL's good faith judgment, adversely affect the operations of the AOL Service. In the event of discontinuance, Advertiser will be entitled to terminate this Agreement and will be relieved of any payment obligations hereunder, excluding the next subsequent payment due to AOL pursuant to Section One of Exhibit A, with respect to amounts due after the date of termination. Advertiser will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer support associated with any products or services offered, sold or licensed through Advertisers site, and AOL will have no obligations whatsoever with respect thereto. Advertiser will take all steps necessary to ensure that any contest, sweepstakes or similar promotion conducted or promoted through the Advertiser Content complies with all applicable federal, state and local laws and regulations.

3. Search Terms/Keywords. To the extent Advertiser is purchasing an Advertisement related to an Internetbased "search" term, Advertiser represents and warrants that Advertiser has the legal rights necessary to utilize such search term in connection with the Advertisement. Any "keyword" terms for navigation from within the proprietary America Online brand service ("AOL Keyword Terms") (as contrasted to Internetbased search terms) which may be made available to Advertiser shall be (i) subject to availability and (ii) limited to the combination of the keyword modifier combined with a registered trademark of Advertiser. AOL reserves the right to revoke at any time Advertiser's use of any AOL Keyword Terms which do not incorporate registered trademarks of Advertiser. Advertiser acknowledges that its utilization of


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

any AOL Keyword Term will not create in it, nor will it represent it has, any right, title or interest in or to such AOL Keyword Term, other than the right, title and interest Advertiser holds in Advertiser's registered trademark independent of the AOL Keyword Term.

4. Payment; Cancellation. Subject to the provisions of Section 16 of Exhibit A, the Impressions Commitment, Exhibit F and Sections 2, 4 and 9 of Exhibit G, Advertiser agrees to pay AOL for all advertising displayed in accordance with the agreed upon amounts and billing schedule shown on the relevant Insertion Order. Advertising packages are nonrefundable or pro-ratable except to the extent otherwise expressly contemplated hereunder. Should AOL fail to display the Advertisements in accordance with the Insertion Order due to Advertisers failure to comply with any material requirement of the Insertion Order or this Agreement, Advertiser will remain liable for the full amount indicated on the Insertion Order. AOL reserves the right to redesign or modify the organization, structure, "look and feel" and other elements of the AOL Service at its sole discretion at any time without prior notice. In the event such modifications will materially and adversely affect the placement of the Advertisement, AOL will work with Advertiser to display the Advertisement in a comparable location and manner that is reasonably satisfactory to Advertiser. If AOL and Advertiser cannot reach agreement on a substitute placement, Advertiser shall have the right to cancel the Advertisement, upon [ * ] advance written notice to AOL. In such case, Advertiser will only be responsible for the pro-rata portion of payments attributable to the period from the commencement of the Agreement through the effectiveness of such cancellation (the "Pro Rata Payments") and AOL will refund to Advertiser any amounts previously paid to AOL hereunder in excess of the Pro Rata Payments, if any. AOL reserves the right to cancel and remove at any time any Advertisement for any reason upon [ * ] advance written notice to Advertiser in the event that AOL believes in good faith that further display of the Advertisement will expose AOL to liability or other adverse consequences provided, however, that Advertiser has the ability to cure such Advertisements to AOL's satisfaction within [ * ] of Advertiser's receipt of notice thereof; AOL will be entitled to discontinue links to Advertiser during such cure period. In the event of such a cancellation, Advertiser will only be responsible for the Pro-Rata Payments. Advertiser may not resell, trade, exchange, barter or broker to any third-party any advertising space which is the subject of this Agreement.

5. Usage Data. AOL will provide Advertiser with usage information related to the Advertisement in substance and form determined by AOL, consistent with its then-standard reporting practices. Advertiser may not distribute or disclose usage information to any third party without AOL's prior written consent.

6. Limitation of Liability; Disclaimer; Indemnification. (A) SUBJECT TO SECTION 6(C) BELOW, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

OR EXEMPLARY DAMAGES (EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY ASPECT OF THE ADVERTISING RELATIONSHIP PROVIDED FOR HEREIN. SUBJECT TO SECTION 6(C), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER THIS AGREEMENT FOR MORE THAN [ * ] DOLLARS ($[ * ]). (B) AOL MAKES NO AND HEREBY SPECIFICALLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL SERVICE, AOL.COM, THE AOL NETWORK, THE COMPUSERVE SERVICE, NETSCAPE NETCENER OR ANY PORTION THEREOF, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING (I) THE NUMBER OF PERSONS WHO WILL ACCESS THE ADVERTISER CONTENT OR "CLICK-THROUGH" THE ADVERTISEMENTS, (II) ANY BENEFIT ADVERTISER MIGHT OBTAIN FROM INCLUDING THE ADVERTISEMENT WITHIN THE AOL SERVICE AND (III) THE FUNCTIONALITY, PERFORMANCE OR OPERATION OF THE AOL SERVICE WITH RESPECT TO THE ADVERTISEMENTS. (C) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, ADVERTISER MAKES NO AND HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE ADVERTISER SITE OR ANY PORTION THEREOF, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. (D) Advertiser hereby agrees to indemnify, defend and hold harmless AOL and the officers, directors, agents, affiliates, distributors, franchises and employees of AOL from and against all claims, actions, liabilities, losses, expenses, damages and costs (including, without limitation, reasonable attorneys' fees ("Liabilities") that may at any time be incurred by any of them by reason of any claims, suits or proceedings: (a) for libel, defamation, violation of right of privacy or publicity, copyright infringement, trademark infringement or other infringement of any third party right, fraud, false advertising, misrepresentation, product liability or violation of any law, statute, ordinance, rule or regulation throughout the world in connection with the Advertisements or Advertiser Content; or (b) relating to any contaminated file, virus, worm or Trojan horse originating from the Advertisements or Advertiser Content. Advertiser's counsel defending such Action shall be subject to AOL's prior written approval. In addition to the foregoing, each Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all Liabilities resulting from the indemnifying Party's material breach of any duty, representation, or warranty of the Agreement, except where Liabilities result from the gross negligence or knowing and willful misconduct of the other Party.

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

Claims. If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of [ * ] after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite [ * ] period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required [
* ] period and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed. This section will survive the completion, expiration, termination or cancellation of this Agreement.

7. Solicitation. (a) Advertiser will not send unsolicited, commercial e-mail (i.e., "spam") through or into AOL's products or services, absent a prior business relationship, and will comply with any other standard AOL policies and limitations relating to distribution of bulk e-mail solicitations or communications through or into AOL's products or services (including, without limitation, the requirement that Advertiser provide a prominent and easy means for the recipient to "opt-out" of receiving any future commercial e-mail communications from Advertiser. Advertiser will not use the Advertisement or any other aspect of AOL's products or services to promote or solicit on behalf of a Competitive Product. The Parties agree and acknowledge that none of the Products shall constitute Competitive Products. (b) Advertiser shall ensure that its collection, use and disclosure of information obtained from AOL members under this Agreement("Member Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of Advertiser's site, Advertiser's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding Advertiser's collection, use and disclosure of user information). (c) Each Information Request shall clearly and conspicuously specify to the AOL members at issue the purpose for which specific information related to such members

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

("Member Information") collected by Advertiser shall be used (the "Specified Purpose"). Advertiser shall limit use of the Member Information collected through an Information Request to the Specified Purpose. In the case of AOL members who purchase products or services from Advertiser, Advertiser will be entitled to incorporate such members into Advertiser's aggregate lists of customers; provided that Advertiser shall in no way: (i) disclose Member Information in a manner that identifies AOL members as end-users of an AOL product or service (or in any other manner that could reasonably be expected to facilitate use of such information by or on behalf of a Competitive Product); or
(ii) otherwise use such Member Information in connection with marketing of a Competitive Product. This section shall survive the completion, expiration, termination or cancellation of this Agreement.

8. Confidentiality. Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of the due diligence related to, and the negotiation and performance of the Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of [ * ] following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least [ * ] prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.

9. Miscellaneous. The parties to this Agreement are independent contractors. Neither party is an agent, representative or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. The failure of either party to insist upon or enforce strict performance by the other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance. Except where otherwise specified herein or in the Insertion Order, the rights

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

and remedies granted to a party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the party may possess at law or in equity. Except as set forth in Section 15 of Exhibit A, neither Party shall issue any press releases or public statements concerning the existence or terms of this Agreement. Each party agrees not to use, display or modify the other party's trademarks in any manner absent the other party's express prior written approval. Either party may terminate this Agreement (a) at any time with written notice to the other party in the event of a material breach of this Agreement by the other party, which remains uncured after thirty days written notice thereof; provided that in the event of Advertiser's failure to make any payment to AOL required in the Insertion Order, AOL shall provide notice to Advertiser of such failure and Advertiser shall have ten days to cure such failure by making complete payment to AOL within [ * ] of delivery of notice by AOL, and in the event of Advertiser's nonpayment within this cure period, AOL reserves the right to terminate the Agreement immediately with written notice to Advertiser thereafter, and (b) immediately following written notice to the other party if the other party (1) ceases to do business in the normal course, (2) becomes or is declared insolvent or bankrupt, (3) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within [ * ] or (4) makes an assignment for the benefit of creditors. Additionally, in the event of a change of control of Advertiser, AOL may terminate this Agreement by providing [ * ] prior written notice of such intent to terminate, and Advertiser will be responsible for the pro-rata portion of the fee allocable to the display of the Promotion based on the number of days that the Promotion was displayed; provided, however, that the foregoing proration of the applicable fee owed to AOL shall not apply in the event of a change of control of Advertiser in connection with any third party Interactive Service. This Agreement sets forth the entire agreement between Advertiser and AOL, and supersedes any and all prior agreements of AOL or Advertiser with respect to the transactions set forth herein. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by the party subject to enforcement of such amendment. Neither party shall assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld; provided, however, that such consent shall not be required for internal reorganizations, reincorporations, restructurings and ordinary course financing events which do not constitute a change of control of the assigning party; provided, however, that Advertiser shall not be required to obtain AOL's prior written consent in connection with an initial public offering. In addition to the foregoing, assumption of the Agreement by any successor to Advertiser (including, without limitation, by way of merger or consolidation) shall be subject to AOL's prior written approval. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In the event that any provision of this Agreement is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia, except for its conflicts of laws principles. Advertiser hereby irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia in connection with any action arising under this Agreement.

               FIRST AMENDMENT TO AOL ADVERTISING INSERTION ORDER

        THIS FIRST AMENDMENT to AOL Advertising Insertion Order (the "Amendment") is effective as of the 30th day of June, 1999 by and between America Online, Inc., a Delaware corporation with offices at 22000 AOL Way, Dulles, Virginia 20166 ("AOL"), and 800.com, Inc. with offices at 1516 Northwest Thurman, Portland, Oregon 97209 ("Advertiser").

                                    RECITALS

        WHEREAS, AOL and Advertiser are parties to that certain AOL Advertising Insertion Order dated as of June 30, 1999 (the "Agreement"); and

        WHEREAS, the Parties desire to modify certain terms of the Agreement, as provided below.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AOL and Advertiser agree as follows:

                                      TERMS

        1. DEFINED TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings given thereto in the Agreement.

        2. ADDITIONAL TERMS. Section 2(a) of Exhibit A of the Agreement is hereby amended by deleting the word [ * ] from the [ * ] line of Section [ * ], and by deleting the word [ * ] from the [ * ] line of such Section.

        3. DEFINITIONS. The definition of "AOL Network" set forth in Exhibit B of the Agreement is hereby amended by adding the word "Netscape," to appear after the words "CompuServe Service," in the fifth line of such definition.

        4. PRODUCTS. Exhibit D to the Agreement is hereby amended by adding the following language to appear at the end of Exhibit D:

               ** The Parties acknowledge that, not withstanding any provision of this Exhibit D to the contrary, no Advertisement on the AOL Network shall contain the term [ * ] or the term [ * ].

        5. EFFECTIVENESS OF AGREEMENT. Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Agreement, or any amendment or addendum thereto. In the event of any conflict between the Agreement, this

-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.

Amendment or any other amendment or addendum thereof, the document later in time shall prevail.

        6. OTHER TERMS. Except as provided in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect, and the parties hereto acknowledge that such terms and conditions are in full force and effect as of the date hereof.

        7. COUNTERPARTS AND FACSIMILE DELIVERY. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same document. The Parties may sign and deliver this Amendment by facsimile transmission. Each Party agrees that the delivery of the Amendment by facsimile shall have the same force and effect as delivery of original signature pages and that each Party may use such facsimile signatures as evidence of the execution and delivery of the Amendment by all Parties to the same extent that an original signature could be used.

America Online, Inc.                    800.COM, Inc.

By:     /s/ Eric Keller                 By:     /s/ Gregory L. Drew
   ---------------------------------       -----------------------------------

Name:          Eric Keller              Name:          Gregory L. Drew
      ------------------------------          --------------------------------

Title:      VP Business Affairs         Title:         President, CEO
       -----------------------------           -------------------------------

800.
com     the ultimate
        electronics zone

        (TM)

                                  June 30, 1999

Mr. Eric Keller
Vice President
America Online. Inc.
22000 AOL Way
Dulles, Virginia 20166

Dear Mr. Keller:

        Reference is hereby made to [ * ]of the Advertising Insertion Order dated June 30, 1999, by and between America Online, Inc. ("AOL") and 800.COM (the "Agreement"). 800.COM hereby requests that, notwithstanding any provision of the Agreement, AOL permit 800.COM to market consumer electronic and home entertainment products [ * ]. 800.COM agrees not to offer any other products or services [ * ] through the Affiliated Advertiser Site without AOL's prior written consent, which 800.COM agrees may be withheld by AOL in its sole discretion. 800.COM further acknowledges and agrees that AOL does not exercise operational control over the content areas contained in the Affiliated Advertiser Site.

                                    Sincerely,

                                    By:     /s/ Gregory L. Drew
                                       -----------------------------------------
                                    Gregory L. Drew
                                    President and Chief Executive Officer

Acknowledged and Agreed:

AMERICA ONLINE, INC.

By:     /s/ Eric Keller
   ----------------------------------

Name:          Eric Keller
     --------------------------------

Title:  VP Business Affairs
      -------------------------------


-------------------------

* Portion has been omitted pursuant to a confidential treatment request and filed separately with the Commission.